UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 17, 2003
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                          MOONEY AEROSPACE GROUP, LTD.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-21749                95-4257380
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


Louis Schreiner Field, Kerrville, Texas                                 78028
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (830) 896-6000
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Mooney Aerospace Group, Ltd. (the "Company") has implemented a restructuring plan whereby all convertible note holders have agreed to waive all outstanding defaults and set fixed note conversion prices. By setting fixed note conversion prices there will no longer be any floating conversion features. In connection with the restructuring plan, the Company has received more than $5,000,000 of new financing.

     Pursuant to the restructuring plan, holders of secured notes have a conversion price which is half of the conversion price for holders of unsecured convertible notes and preferred stock. In addition to waiving all outstanding defaults, holders of convertible notes agreed to cancel all outstanding warrants currently held by them. The maturity dates for unsecured notes is extended by three years to June 2006. Interest rates on the notes have been reduced from 8% to 3%.

     A press release detailing these events is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

Exhibit No.             Description
-----------             -----------

4.1                     Form of Waiver and Consent
4.2                     Extension to Form of Waiver and Consent
99.1                    Press Release of the Company, dated June 17, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MOONEY AEROSPACE GROUP, LTD.


Date:    June 20, 2003                       By:   /s/ J. Nelson Happy
                                                  ---------------------------
                                                  Name:  J. Nelson Happy
                                                  Title: President